UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

OBSEVA SA

(Exact name of registrant as specified in its Charter)

Switzerland	001-37993	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chemin des Aulx, 12
Plan-les-Ouates Geneva, Switzerland	1228
(Address of principal executive offices)	(Zip Code)

+ 41 22 552 38 40

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value CHF 1/13 per share	OBSV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 14, 2023, ObsEva SA (the “Company”) received written notice (the “Delisting Notice”) from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company has not regained compliance with Listing Rule 5450(a)(1) (the “Bid Price Rule”) and is not eligible for a second 180-day period to cure the deficiency in accordance with Listing Rule 5810(c)(3)(A). Accordingly, the Staff has determined that the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on March 23, 2023.

As previously disclosed, on September 12, 2022, the Company received a notification letter from the Staff advising the Company that it was not in compliance with the Bid Price Rule and, in accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until March 13, 2023, to regain compliance with the Bid Price Rule. On February 23, 2023, following approval by the Board of Directors of the Company, the Company notified Nasdaq of its inability to comply with the Bid Price Rule.

As indicated in the Delisting Notice, a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. The Delisting Notice also indicated that the Company may appeal Nasdaq’s determination, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company does not intend to appeal the determination and, therefore, it is expected that the securities will be delisted. Also, as previously disclosed, following the effectiveness of such delisting, the Company intends to file with the SEC a Form 15 requesting the deregistration of its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of its reporting obligations under Section 13 and Section 15(d) of the Exchange Act, subject to meeting certain conditions to deregistration, including the Company having fewer than 300 record holders of its common shares.

Item 7.01 Regulation FD Disclosure.

On March 15, 2023, the Company issued a press release regarding the Delisting Notice. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ObsEva SA

Dated: March 15, 2023	By:	/s/ Will Brown
Will Brown
Interim Chief Executive Officer and Chief Financial Officer